Azzad Funds

Azzad Ethical Income Fund

Supplement Dated June 12, 2009

to Prospectus Dated November 1, 2008

On June 11, 2009, the Board of Trustees of Azzad Funds (the “Trust”) determined that it was in the best interests of shareholders to close the Azzad Ethical Income Fund (the “Fund”) and provide for its orderly dissolution. Accordingly, the Trustees have authorized the investment adviser, Azzad Asset Management, to take all appropriate actions necessary for the liquidation of the Fund. The Fund will close on July 31, 2009.

Effective immediately, the Fund will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed.

As a result of these developments, the Fund is now closed to new investors, and shares are no longer available by purchase by current shareholders, other than through reinvested dividends.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JULY 31, 2009 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. Prior to July 31, 2009 you may redeem your account, including any reinvested distributions, in accordance with the “How to Sell Your Shares” section in the Azzad Funds Prospectus. If you have any questions or need further assistance, please contact Mutual Shareholder Services at 1-800-350-3369.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult with your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This supplement and the Prospectus dated November 1, 2008 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-350-3369.

Final Notice